Exhibit 32

CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of US Gold Corporation, a Colorado corporation (the “Company”) for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2008

US GOLD CORPORATION
/s/ Robert R. McEwen
Robert R. McEwen, Chief
Executive Officer and Chairman of the
Board of Directors

/s/ Perry Y. Ing
Perry Ing, Vice President and
Chief Financial Officer